SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: October 23, 2003
(Date of earliest event reported)

McKESSON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13252	94-3207296

(Commission File Number)	(IRS Employer Identification No.)

McKesson Plaza One Post Street, San Francisco, CA 94104 Address of Principal Executive Offices

Registrant’s telephone number, including area code: (415) 983-8300

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

99.1	Press Release issued by McKesson Corporation (the “Company”), dated October 23, 2003, reporting the Company’s second quarter fiscal year 2004 preliminary results for the period ended September 30, 2003.

Item 12. Results of Operations and Financial Condition.

     On October 23, 2003, the Company announced via press release the Company’s preliminary results for its second quarter of fiscal year 2004, for the period ended September 30, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McKesson Corporation

Date: October 23, 2003	By:	/s/ William R. Graber

William R. Graber Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release issued by McKesson Corporation (the “Company”), dated October 23, 2003, reporting the Company’s second quarter fiscal year 2004 preliminary results for the period ended September 30, 2003.

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